UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.2)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020 (February 11, 2016)
Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

WV	0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield	WV	26836
(Address of principal executive offices)		(Zip Code)

(304)530-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $2.50 per share	SMMF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 2 to Current Report on Form 8-K (this “Form 8-K/A”) amends (i) the Current Report on Form 8-K of Summit Financial Group, Inc. (the “Company”) filed with the Securities Exchange Commission on February 17, 2016, as amended by Amendment No. 1 to Current Report on Form 8-K filed on February 19, 2016 (the “2016 Form 8-K”); and (ii) the Current Report on Form 8-K of the Company filed with the Securities Exchange Commission on February 12, 2020 (the “2020 Form 8-K”)(collectively, the “Original 8-Ks”).
The Original 8-Ks described supplemental retention agreements and a supplemental retirement plan that were recommended by the Compensation and Nominating Committee (the “Committee”) of the Board of Directors of the Company in February, 2016 and February, 2020 for purposes of incenting certain executives, including certain named executive officers, to delay retirement and remain employed with the Company and/or its wholly owned banking subsidiary, Summit Community Bank (“the “Bank”). For various reasons, the Company and the Bank delayed implementation of these agreements. On July 23, 2020, the Board of Directors of the Company adopted a supplemental executive retirement plan for executive officers of the Bank, including the named executive officers of the Company, to replace the supplemental retention agreements and supplemental retirement plan originally recommended by the Committee in February, 2016 and February, 2020. The terms of the supplemental executive retirement plan adopted by the Board of Directors of the Company in July 2020 are the same as described in 2020 Form 8-K except as set forth below.

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers
On July 23, 2020, the Board of Directors of the Company approved a supplemental executive retirement plan for certain executive officers of the Company and Bank, including the Company’s named executive officers, in order to incent these officers to remain employed with the Company and Bank. The disclosures in the 2020 Form 8-K are amended to provide that H. Charles Maddy, III and Scott C. Jennings will vest in the benefits under the supplemental executive retirement plan upon attaining age 63, while the remaining named executive officers will still vest in the benefits upon attaining age 65.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Form of Supplemental Executive Retirement Plan by Summit Community Bank for the benefit of H. Charles Maddy, III and Scott C. Jennings.
10.2	Form of Supplemental Executive Retirement Plan by Summit Community Bank for the benefit of Robert S. Tissue, Patrick N. Frye and Bradford E. Ritchie.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: July 29, 2020	By: /s/ Julie R. Markwood
Julie R. Markwood
Senior Vice President and Chief Accounting Officer